UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) May 15, 2002





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On May 28, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of April 2002 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:  May 30, 2002                      By:/s/ Ronald D. Markle
-------------------                             --------------------------
                                                Ronald D. Markle
                                                Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2002


   20.2        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2002


   20.3        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated May 15, 2002


   20.4        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2002


   20.5        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated May 15, 2002


   20.6        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2002

                     Navistar Financial 1999 - A Owner Trust
                          For the Month of April, 2002
                        Distribution Date of May 15, 2002
                            Servicer Certificate #36

Original Pool Amount                                             $714,764,750.47



Beginning Pool Balance                                           $157,254,997.43
Beginning Pool Factor                                                  0.2200094

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $11,206,766.90
     Interest Collected                                            $1,061,162.89

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $900,232.30
Total Additional Deposits                                            $900,232.30

Repos / Chargeoffs                                                   $269,415.82
Aggregate Number of Notes Charged Off                                        276

Total Available Funds                                             $12,616,467.81

Ending Pool Balance                                              $146,330,508.99
Ending Pool Factor                                                     0.2047254

Servicing Fee                                                        $131,045.83

Repayment of Servicer Advances                                       $551,694.28

Reserve Account:
     Beginning Balance  (see Memo Item)                           $15,074,369.31
     Target Percentage                                                     5.25%
     Target Balance                                                $7,682,351.72
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                           ($779,074.30)
     Ending Balance                                               $14,295,295.01

Current Weighted Average APR:                                             8.063%
Current Weighted Average Remaining Term (months):                          20.57

Delinquencies                                                  Dollars     Notes
     Installments:                  1 - 30 days          $1,731,259.83     1,327
                                    31 - 60 days           $648,127.09       330
                                    60+  days              $349,817.69       136

     Total:                                              $2,729,204.61     1,378

     Balances:                      60+  days            $2,301,516.27       136

Memo Item - Reserve Account
     Prior Month                                                  $14,295,295.01
     Invest. Income                                                   $22,121.89
     Excess Serv.                                                    $756,952.41
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $15,074,369.31

Navistar Financial 1999 - A Owner Trust
For the Month of April, 2002

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00$200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          7.85%          88.65%          3.50%
     Coupon                                                    5.0025%         5.5500%        5.9500%         6.1300%        6.2200%

Beginning Pool Balance                 $157,254,997.43
Ending Pool Balance                    $146,330,508.99

Collected Principal                     $10,655,072.62
Collected Interest                       $1,061,162.89
Charge - Offs                              $269,415.82
Liquidation Proceeds / Recoveries          $900,232.30
Servicing                                  $131,045.83
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$12,485,421.98

Beginning Balance                      $157,254,997.44           $0.00           $0.00    $858,088.33 $145,745,000.00 $10,651,909.11

Interest Due                               $803,981.13           $0.00           $0.00      $4,254.69     $744,514.04     $55,212.40
Interest Paid                              $803,981.13           $0.00           $0.00      $4,254.69     $744,514.04     $55,212.40
Principal Due                           $10,924,488.44           $0.00           $0.00    $858,088.33   $9,684,043.01    $382,357.10
Principal Paid                          $10,924,488.44           $0.00           $0.00    $858,088.33   $9,684,043.01    $382,357.10

Ending Balance                         $146,330,509.00           $0.00           $0.00          $0.00 $136,060,956.99 $10,269,552.01
Note / Certificate Pool Factor                                  0.0000          0.0000         0.0000          0.9336         0.4105
   (Ending Balance / Original Pool Amount)
Total Distributions                     $11,728,469.57           $0.00           $0.00    $862,343.02  $10,428,557.05    $437,569.50

Interest Shortfall                               $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $756,952.41
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $15,074,369.31
(Release) / Draw                          ($779,074.30)
Ending Reserve Acct Balance             $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of April, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                            5                  4                   3                 2                  1
                                          Dec-01             Jan-02             Feb-02             Mar-02             Apr-02

Beginning Pool Balance                    211,180,951.29    $199,821,494.72    $185,506,896.82    $174,796,892.08    $157,254,997.43

A)   Loss Trigger:
Principal of Contracts Charged Off           $471,060.21      $1,301,931.36        $745,685.64        $707,068.32        $269,415.82
Recoveries                                   $525,930.69      $1,875,403.34        $667,816.76      $1,116,747.56        $900,232.30

Total Charged Off (Months 5, 4, 3)         $2,518,677.21
Total Recoveries (Months 3, 2, 1)          $2,684,796.62
Net Loss / (Recoveries) for 3 Mos           ($166,119.41)(a)

Total Balance (Months 5, 4, 3)            596,509,342.83 (b)

Loss Ratio Annualized  [(a/b) * (12)]           -0.3342%

Trigger:  Is Ratio > 1.5%                             No

                                                  Feb-02             Mar-02             Apr-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $2,875,761.79      $2,993,397.65      $2,301,516.27
     As % of Beginning Pool Balance             1.55022%           1.71250%           1.46356%
     Three Month Average                        1.83065%           1.74353%           1.57543%
Trigger:   Is Average > 2.0%                          No


C)   Noteholders Percent Trigger:               2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                           No

                     Navistar Financial 2000 - A Owner Trust
                          For the Month of April, 2002
                        Distribution Date of May 15, 2002
                            Servicer Certificate #27

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $191,962,671.85
Beginning Pool Factor                                                  0.4041319

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $10,457,053.24
     Interest Collected                                            $1,389,867.72

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $414,281.96
Total Additional Deposits                                            $414,281.96

Repos / Chargeoffs                                                   $277,349.73
Aggregate Number of Notes Charged Off                                        120

Total Available Funds                                             $12,040,490.93

Ending Pool Balance                                              $181,448,980.87
Ending Pool Factor                                                     0.3819979

Servicing Fee                                                        $159,968.89

Repayment of Servicer Advances                                      $220,711.99

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,772,114.37
     Target Percentage                                                     5.50%
     Target Balance                                                $9,979,693.95
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                           ($792,420.42)
     Ending Balance                                                $9,979,693.95

Current Weighted Average APR:                                             8.896%
Current Weighted Average Remaining Term (months):                          30.63

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $1,237,149.98     1,136
                                31 - 60 days               $273,200.21       222
                                60+  days                  $220,298.59        58

     Total:                                              $1,730,648.78     1,147

     Balances:                  60+  days                $1,831,995.11        58

Memo Item - Reserve Account
     Prior Month                                                  $10,557,946.95
     Invest. Income                                                   $15,579.37
     Excess Serv.                                                    $198,588.05
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,772,114.37

Navistar Financial 2000 - A Owner Trust
For the Month of April, 2002

                                                                                     NOTES

                                                  TOTAL    CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $475,000,000.00 $84,000,000.00$142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%          96.25%           0.00%          3.75%
     Coupon                                                    6.0800%        6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                  $191,962,671.85
Ending Pool Balance                     $181,448,980.87

Collected Principal                      $10,236,341.25
Collected Interest                        $1,389,867.72
Charge - Offs                               $277,349.73
Liquidation Proceeds / Recoveries           $414,281.96
Servicing                                   $159,968.89
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $11,880,522.04

Beginning Balance                       $191,962,671.85          $0.00          $0.00  $60,426,571.67 $121,187,500.00 $10,348,600.18

Interest Due                              $1,168,243.01          $0.00          $0.00     $362,559.43     $741,263.54     $64,420.04
Interest Paid                             $1,168,243.01          $0.00          $0.00     $362,559.43     $741,263.54     $64,420.04
Principal Due                            $10,513,690.98          $0.00          $0.00  $10,119,427.57           $0.00    $394,263.41
Principal Paid                           $10,513,690.98          $0.00          $0.00  $10,119,427.57           $0.00    $394,263.41

Ending Balance                          $181,448,980.87           0.00           0.00   50,307,144.10  121,187,500.00   9,954,336.77
Note / Certificate Pool Factor                                  0.0000         0.0000          0.4573          1.0000         0.5588
   (Ending Balance / Original Pool Amount)
Total Distributions                      $11,681,933.99          $0.00          $0.00  $10,481,987.00     $741,263.54    $458,683.45

Interest Shortfall                                $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                               $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                              $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                            $198,588.05
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $10,772,114.37
(Release) / Draw                           ($792,420.42)
Ending Reserve Acct Balance               $9,979,693.95

Navistar Financial 2000 - A Owner Trust
For the Month of April, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                5                  4                 3                  2                  1
                                              Dec-01             Jan-02            Feb-02             Mar-02             Apr-02

Beginning Pool Balance                   $233,598,701.58    $224,298,363.24    $211,768,334.08    $202,805,650.26    $191,962,671.85

A)   Loss Trigger:
Principal of Contracts Charged Off           $258,958.34        $534,252.68        $303,641.57        $903,458.25        $277,349.73
Recoveries                                   $490,789.33        $974,195.00        $580,857.93        $500,519.59        $414,281.96

Total Charged Off (Months 5, 4, 3)         $1,096,852.59
Total Recoveries (Months 3, 2, 1)          $1,495,659.48
Net Loss / (Recoveries) for 3 Mos           ($398,806.89)(a)

Total Balance (Months 5, 4, 3)           $669,665,398.90 (b)

Loss Ratio Annualized  [(a/b) * (12)]           -0.7146%

Trigger:  Is Ratio > 1.5%                             No

                                              Feb-02             Mar-02            Apr-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $2,708,977.49      $2,387,024.63      $1,831,995.11
     As % of Beginning Pool Balance              1.27922%           1.17700%           0.95435%
     Three Month Average                         1.47392%           1.34755%           1.13686%
Trigger:  Is Average > 2.0%                           No

C)   Noteholders Percent Trigger:                 2.1010%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                           No

                     Navistar Financial 2000 - B Owner Trust
                          For the Month of April, 2002
                        Distribution Date of May 15, 2002
                            Servicer Certificate #19

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $345,205,791.80
Beginning Pool Factor                                                  0.4514205

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $22,309,554.13
     Interest Collected                                            $2,739,534.56

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,597,266.96
Total Additional Deposits                                          $1,597,266.96

Repos / Chargeoffs                                                 $1,491,760.87
Aggregate Number of Notes Charged Off                                        367

Total Available Funds                                             $22,173,011.60

Ending Pool Balance                                              $325,877,820.85
Ending Pool Factor                                                     0.4261456

Servicing Fee                                                        $287,671.49

Repayment of Servicer Advances                                     $4,473,344.05

Reserve Account:
     Beginning Balance  (see Memo Item)                           $19,630,816.24
     Target Percentage                                                     5.50%
     Target Balance                                               $17,923,280.15
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                         ($1,707,536.09)
     Ending Balance                                               $17,923,280.15

Current Weighted Average APR:                                             9.591%
Current Weighted Average Remaining Term (months):                          35.09

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $2,340,575.86     2,162
                                31 - 60 days               $705,504.54       619
                                60+  days                  $288,717.17       164

     Total:                                              $3,334,797.57     2,182

     Balances:                  60+  days                $5,223,133.99       164

Memo Item - Reserve Account
     Prior Month                                                  $18,986,318.55
     Invest. Income                                                   $27,739.95
     Excess Serv.                                                    $616,757.74
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $19,630,816.24

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2002

                                                                                     NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00$232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          0.00%          96.25%           0.00%          3.75%
     Coupon                                                    6.7300%        6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $345,205,791.80
Ending Pool Balance                    $325,877,820.85

Collected Principal                     $17,836,210.08
Collected Interest                       $2,739,534.56
Charge - Offs                            $1,491,760.87
Liquidation Proceeds / Recoveries        $1,597,266.96
Servicing                                  $287,671.49
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$21,885,340.11

Beginning Balance                      $345,205,791.81           $0.00          $0.00 $148,277,105.72 $178,733,000.00 $18,195,686.09

Interest Due                             $1,940,611.42           $0.00          $0.00     $824,173.58   $1,009,841.45    $106,596.39
Interest Paid                            $1,940,611.42           $0.00          $0.00     $824,173.58   $1,009,841.45    $106,596.39
Principal Due                           $19,327,970.95           $0.00          $0.00  $18,603,172.04           $0.00    $724,798.91
Principal Paid                          $19,327,970.95           $0.00          $0.00  $18,603,172.04           $0.00    $724,798.91

Ending Balance                         $325,877,820.86            0.00           0.00  129,673,933.68  178,733,000.00  17,470,887.18
Note / Certificate Pool Factor                                  0.0000         0.0000          0.7013          1.0000         0.6092
   (Ending Balance / Original Pool Amount)
Total Distributions                     $21,268,582.37           $0.00          $0.00  $19,427,345.62   $1,009,841.45    $831,395.30

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $616,757.74
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $19,630,816.24
(Release) / Draw                        ($1,707,536.09)
Ending Reserve Acct Balance             $17,923,280.15

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                  5                  4                 3                 2                  1
                                                Dec-01             Jan-02            Feb-02            Mar-02             Apr-02

Beginning Pool Balance                     $444,415,026.51    $424,842,843.28   $396,947,032.68   $376,120,917.48    $345,205,791.80

A)   Loss Trigger:
Principal of Contracts Charged Off           $1,650,625.27      $1,881,411.50     $2,089,071.22     $1,105,932.59      $1,491,760.87
Recoveries                                     $503,934.06      $2,645,242.73     $1,498,010.61     $1,163,115.24      $1,597,266.96

Total Charged Off (Months 5, 4, 3)           $5,621,107.99
Total Recoveries (Months 3, 2, 1)            $4,258,392.81
Net Loss / (Recoveries) for 3 Mos            $1,362,715.18 (a)

Total Balance (Months 5, 4, 3)           $1,266,204,902.47 (b)

Loss Ratio Annualized  [(a/b) * (12)]               1.2915%

Trigger:  Is Ratio > 1.5%                               No

                                                Feb-02             Mar-02            Apr-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $6,245,699.86      $5,041,899.92     $5,223,133.99
     As % of Beginning Pool Balance                1.57343%           1.34050%          1.51305%
     Three Month Average                           1.72073%           1.50864%          1.47566%

Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:                   2.3438%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2001 - A Owner Trust
                           For the Month of April 2002
                        Distribution Date of May 15, 2002
                            Servicer Certificate #13

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $270,752,627.44
Beginning Pool Factor                                                    0.67688

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $16,303,892.23
     Interest Collected                                            $2,096,208.89
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $344,572.99
Total Additional Deposits                                            $344,572.99

Repos / Chargeoffs                                                 $1,083,851.81
Aggregate Number of Notes Charged Off                                        127

Total Available Funds                                             $18,295,358.65

Ending Pool Balance                                              $253,814,198.86
Ending Pool Factor                                                       0.63454

Servicing Fee                                                        $225,627.19

Repayment of Servicer Advances                                       $449,315.46

Reserve Account:

     Beginning Balance  (see Memo Item)                           $14,904,375.08
     Target Percentage                                                  5.50000%
     Target Balance                                               $13,959,780.94
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                           ($944,594.14)
     Ending Balance                                               $13,959,780.94

Current Weighted Average APR:                                            9.4380%

Current Weighted Average Remaining Term (months):                          40.08

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,913,788.70     1,580
                                31 - 60 days               $339,211.53       323
                                60+  days                  $149,986.12        79

     Total:                                              $2,402,986.35     1,583

     Balances:                  60+  days                $2,118,594.42        79

Memo Item - Reserve Account
     Opening balance                                              $14,891,394.51
     Invest. Income                                                   $20,409.42
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                        ($7,428.85)
     Beginning Balance                                            $14,904,375.08

Navistar Financial 2001 - A Owner Trust
For the Month of April 2002

                                                                                         NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          95.75%           0.00%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $270,752,627.44
Ending Pool Balance                     $253,814,198.86

Collected Principal                      $15,854,576.77
Collected Interest                        $2,096,208.89
Charge - Offs                             $1,083,851.81
Liquidation Proceeds / Recoveries           $344,572.99
Servicing                                   $225,627.19
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account            $7,428.85
Total Collections Avail for Debt Service $18,077,160.31

Beginning Balance                       $270,752,627.44          $0.00  $63,664,390.78 $100,000,000.00 $92,500,000.00 $14,588,236.66

Interest Due 2                            $1,138,731.73          $0.00     $237,149.86     $415,833.33    $417,791.67     $67,956.87
Interest Paid                             $1,138,731.73          $0.00     $237,149.86     $415,833.33    $417,791.67     $67,956.87
Principal Due                            $16,938,428.58          $0.00  $16,218,545.37           $0.00          $0.00    $719,883.21
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                           $16,938,428.58          $0.00  $16,218,545.37           $0.00          $0.00    $719,883.21

Ending Balance                          $253,814,198.86           0.00   47,445,845.41  100,000,000.00  92,500,000.00  13,868,353.45
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount)                         0.0000          0.4021          1.0000         1.0000         0.8158


Total Distributions                      $18,077,160.31          $0.00  $16,455,695.23     $415,833.33    $417,791.67    $787,840.08

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                                  $0.00
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $14,904,375.08
(Release) / Draw                           ($944,594.14)
Ending Reserve Acct Balance              $13,959,780.94

Navistar Financial 2001 - A Owner Trust
For the Month of April 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                        5                  4                  3                 2                  1
                                                   Dec-01             Jan-02             Feb-02            Mar-02             Apr-02

Beginning Pool Balance                    $323,341,557.04    $310,954,866.68    $293,914,454.24   $284,462,994.91    $270,752,627.44

A)   Loss Trigger:
Principal of Contracts Charged Off            $934,369.05        $368,517.73        $458,729.37       ($32,146.17)     $1,083,851.81
Recoveries                                    $107,952.52        $566,007.22        $364,577.24       $198,276.94        $344,572.99

Total Charged Off (Months 5, 4, 3)          $1,761,616.15
Total Recoveries (Months 3, 2, 1)             $907,427.17
Net Loss / (Recoveries) for 3 Mos             $854,188.98 (a)

Total Balance (Months 5, 4, 3)            $928,210,877.96 (b)

Loss Ratio Annualized  [(a/b) * (12)]             1.1043%

Trigger:  Is Ratio > 1.5%                              No

                                                   Feb-02             Mar-02             Apr-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $3,204,517.52      $3,206,029.34      $2,118,594.42
     As % of Beginning Pool Balance              1.09029%           1.12705%           0.78248%
     Three Month Average                         1.02708%           1.07544%           0.99994%

Trigger:  Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         3.48995%

Trigger:  Is Minimum < 1.0%                            No

                     Navistar Financial 2001 - B Owner Trust
                           For the Month of April 2002
                        Distribution Date of May 15, 2002
                            Servicer Certificate # 7

Original Pool Amount                                             $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                     $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                    $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                      $30,633,447.04
Beginning Pool Balance                                           $422,842,028.74
Beginning Pool Factor                                                  0.8456850

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $13,452,679.47
     Interest Collected                                            $2,991,500.22
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $627,749.04
Total Additional Deposits                                            $627,749.04

Repos / Chargeoffs                                                   $961,646.44
Aggregate Number of Notes Charged Off                                         91

Total Available Funds                                             $16,781,822.15

Ending Pool Balance                                              $408,717,809.41
Ending Pool Factor                                                     0.8174366

Servicing Fee                                                        $352,368.36

Repayment of Servicer Advances                                       $290,106.58


Reserve Account:
     Beginning Balance  (see Memo Item)                           $24,353,850.78
     Target Percentage                                                  5.50000%
     Target Balance                                               $22,479,479.52
     Minimum Balance                                               $9,999,988.40
     (Release) / Deposit                                         ($1,874,371.26)
     Ending Balance                                               $22,479,479.52

Current Weighted Average APR:                                             8.495%
Current Weighted Average Remaining Term (months):                          45.05

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,625,119.31     1,771
                                31 - 60 days               $301,476.49       304
                                60+  days                   $84,751.97        52

     Total:                                              $2,011,347.77     1,774

     Balances:                  60+  days                $1,898,305.43        52

Memo Item - Reserve Account
     Opening balance                                              $23,256,311.58
     Invest. Income                                                   $35,350.68
     Excess Serv.                                                  $1,062,188.52
     Transfer (to)                                                         $0.00
     Collections Acct                                             $24,353,850.78

Navistar Financial 2001 - B Owner Trust
For the Month of April 2002

                                                                                      NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages                                   17.56%          79.35%           0.00%          0.00%          3.09%
     Coupon                                                    2.4400%         2.8300%         2.1100%        4.3700%        4.8300%

Beginning Pool Balance                  $422,842,028.74
Ending Pool Balance                     $408,717,809.41

Collected Principal                      $13,162,572.89
Collected Interest                        $2,991,500.22
Charge - Offs                               $961,646.44
Liquidation Proceeds / Recoveries           $627,749.04
Swap Payments to/(from)Trust               ($206,148.33)
Servicing                                   $352,368.36
Investment Earnings from Pre-Funding Acct         $0.00
Negative Carry Amount                             $0.00
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $16,223,305.46

Beginning Balance                       $422,842,028.74  $2,480,028.74 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00

Interest Due 2                            $1,036,897.61      $5,042.73     $310,627.88     $314,741.67    $331,016.58     $75,468.75
Interest Paid                             $1,036,897.61      $5,042.73     $310,627.88     $314,741.67    $331,016.58     $75,468.75
Principal Due                            $14,124,219.33  $2,480,028.74  $11,207,533.44           $0.00          $0.00    $436,657.15
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Paid                           $14,124,219.33  $2,480,028.74  $11,207,533.44           $0.00          $0.00    $436,657.15


Ending Balance                          $408,717,809.41          $0.00 $120,507,466.56 $179,000,000.00 $90,897,000.00 $18,313,342.85
Note / Certificate Pool Factor                                 0.00000         0.91491         1.00000        1.00000        0.97671
     (Ending Balance / Original Pool Amount)
Total Distributions                      $15,161,116.94  $2,485,071.47  $11,518,161.32     $314,741.67    $331,016.58    $512,125.90

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                          $1,062,188.52
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance      $24,353,850.78
     (Release) / Draw                    ($1,874,371.26)
     Ending Reserve Acct Balance         $22,479,479.52

Navistar Financial 2001 - B Owner Trust
For the Month of April 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                 4                 3                  2                  1
                                                    Dec-01            Jan-02            Feb-02             Mar-02             Apr-02

Beginning Pool Balance                     $479,481,764.34   $465,365,490.72   $449,312,846.30    $435,556,920.89    $422,842,028.74

A)   Loss Trigger:
Principal of Contracts Charged Off             $353,936.71       $704,932.48     $1,712,280.54        $558,268.97        $961,646.44
Recoveries                                      $28,222.80        $51,411.42       $172,947.91        $308,423.08        $627,749.04

Total Charged Off (Months 5, 4, 3)           $2,771,149.73
Total Recoveries (Months 3, 2, 1)            $1,109,120.03
Net Loss / (Recoveries) for 3 Mos            $1,662,029.70 (a)

Total Balance (Months 5, 4, 3)           $1,394,160,101.36 (b)

Loss Ratio Annualized  [(a/b) * (12)]              1.4306%

Trigger:  Is Ratio > 1.5%                               No

                                                    Feb-02            Mar-02            Apr-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $2,345,770.70     $2,082,837.41     $1,898,305.43
     As % of Beginning Pool Balance               0.52208%          0.47820%          0.44894%
     Three Month Average                          0.47815%          0.52323%          0.48307%

Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                          4.49590%

Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2002 - A Owner Trust
                           For the Month of April 2002
                        Distribution Date of May 15, 2002
                             Servicer Certificate #1

Original Pool Amount                                             $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                     $69,994,775.15

Beginning Pool Balance                                           $387,949,661.68
Beginning Pool Factor                                                    1.00000

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $14,370,123.77
     Interest Collected                                            $2,167,712.48

Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                     $0.00
Total Additional Deposits                                                  $0.00

Repos / Chargeoffs                                                    $91,392.74
Aggregate Number of Notes Charged Off                                         19

Total Available Funds                                             $16,537,836.25

Ending Pool Balance                                              $373,488,145.17
Ending Pool Factor                                                       0.96272

Servicing Fee                                                        $286,349.70

Repayment of Servicer Advances                                             $0.00


Reserve Account:
     Beginning Balance  (see Memo Item)                           $20,699,183.88
     Target Percentage                                                  5.50000%
     Target Balance                                               $20,541,847.98
     Specified Yield Supplement Amount                             $1,040,738.77
     Specified Yield Supplement Amount                                $23,482.47
     Specified Reserve Account Balance                            $21,606,069.22
     Minimum Balance                                               $7,758,993.23
     (Release) / Deposit                                                   $0.00
     Ending Balance                                               $20,699,183.88

Current Weighted Average APR                                              7.876%
Current Weighted Average Remaining Term (Months)                           46.29

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,458,888.12     1,653
                                31 - 60 days               $161,368.74       196
                                60+  days                   $28,613.66        26

     Total:                                              $1,648,870.52     1,653

     Balances:                  60+  days                  $906,398.77        26

Memo Item - Reserve Account
     Opening balance                                              $19,491,830.17
     Invest. Income                                                        $0.00
     Excess Serv.                                                  $1,207,353.71
     Transfer (to) Collections Acct                                        $0.00
     Beginning Balance                                            $20,699,183.88

Navistar Financial 2002 - A Owner Trust
For the Month of April 2002

                                                                                      NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $73,000,000.00 $182,000,000.00$104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages                                  100.00%           0.00%          0.00%           0.00%          0.00%
     Coupon                                                    1.9600%         3.0700%        4.0900%         4.7600%        4.9500%

Beginning Pool Balance                  $387,949,661.68
Ending Pool Balance                     $373,488,145.17

Collected Principal                      $14,370,123.77
Collected Interest                        $2,167,712.48
Charge - Offs                                $91,392.74
Liquidation Proceeds / Recoveries                 $0.00

Servicing                                   $286,349.70
Investment Earnings from Pre-Funding Acct.        $0.00
Negative Carry Amount                       $168,275.33
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $16,419,761.88

Beginning Balance                       $500,000,000.00 $73,000,000.00 $182,000,000.00$104,000,000.00 $121,000,000.00 $20,000,000.00

Interest Due                                $750,891.66     $59,616.67     $232,808.33    $177,233.33     $239,983.33     $41,250.00
Interest Paid                               $750,891.66     $59,616.67     $232,808.33    $177,233.33     $239,983.33     $41,250.00
Principal Due                            $14,461,516.51 $14,461,516.51           $0.00          $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00          $0.00           $0.00          $0.00
Principal Paid                           $14,461,516.51 $14,461,516.51           $0.00          $0.00           $0.00          $0.00


Ending Balance                          $485,538,483.49 $58,538,483.49 $182,000,000.00$104,000,000.00 $121,000,000.00 $20,000,000.00
Note / Certificate Pool Factor                                 0.80190         1.00000        1.00000         1.00000        1.00000
     (Ending Balance / Original Pool Amount)
Total Distributions                      $15,212,408.17 $14,521,133.18     $232,808.33    $177,233.33     $239,983.33     $41,250.00

Interest Shortfall                                $0.00          $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00          $0.00           $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing                          $1,207,353.71


     Beginning Reserve Acct Balance      $20,699,183.88
     (Release) / Draw                             $0.00
     Ending Reserve Acct Balance         $20,699,183.88

Navistar Financial 2002 - A Owner Trust
For the Month of April 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                                 5            4                3              2                  1
                                                            Dec-01       Jan-02           Feb-02         Mar-02             Apr-02

Beginning Pool Balance                                         N/A          N/A              N/A            N/A    $387,949,661.68

A)   Loss Trigger:
Principal of Contracts Charged Off                             N/A          N/A              N/A            N/A         $91,392.74
Recoveries                                                     N/A          N/A              N/A            N/A              $0.00

Total Charged Off (Months 5, 4, 3)                             N\A
Total Recoveries (Months 3, 2, 1)                            $0.00
Net Loss / (Recoveries) for 3 Mos                              N\A (a)

Total Balance (Months 5, 4, 3)                               $0.00 (b)

Loss Ratio Annualized  [(a/b) * (12)]                          N\A

Trigger:  Is Ratio > 1.5%                                       No

                                                            Feb-02       Mar-02           Apr-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days                              N/A          N/A      $906,398.77
     As % of Beginning Pool Balance                            N\A          N\A         0.23364%
     Three Month Average                                       N/A          N/A              N/A

Trigger:  Is Average > 2.0%                                     No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                                   5.3355%

Trigger:  Is Minimum < 1.0%                                     No